Sentinel Variable Products Trust

Sentinel Variable Products Balanced Fund

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Small Company Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated September 28, 2017

to the Prospectus dated April 30, 2017

The shareholders of each series of Sentinel Variable Products Trust (the ‘Trust”) approved their respective reorganization proposal at a shareholder meeting held on September 13, 2017.

If other closing conditions are satisfied or waived, the closing date of the reorganization transactions, and the closing date of the Transaction (as defined below) between Sentinel Asset Management, Inc. (“Sentinel”), the investment advisor of the Trust and Touchstone Advisors, Inc. (“Touchstone”) relating to the acquisition by Touchstone of certain assets related to Sentinel’s business of providing investment advisory services to the Trust (the “Transaction”), is expected to be October 27, 2017, or as soon as practicable thereafter.

The completion of the reorganization transactions and the Transaction is subject to the satisfaction or waiver of certain conditions, including, among other conditions, that shareholder approvals be obtained for reorganizations of certain other mutual funds advised by Sentinel representing, at closing, a specified minimum amount of assets under management, as agreed between Sentinel and Touchstone.